SECURITIES AND EXCHANGE COMMISSION

                                 Washington, D.C. 20549



                                       FORM 8-K



                                    CURRENT REPORT

                           Pursuant to Section 13 or 15(d) of
                          the Securities Exchange Act of 1934



          Date of Report (Date of earliest event reported) March 28, 1996



                                   Rentrak Corporation
                   (Exact Name of Registrant as Specified in its Charter)



          Oregon                D-15159                 93-0780536
          (State or Other       (Commission File        (I.R.S. Employer
          Jurisdiction of       Number)                 Identification No.)
          Incorporation)


              7227 N.E. 55th Avenue,
              Portland,  Oregon                         97218
              (Address of Principal Executive           (Zip Code)
              Offices)


                                      (503) 284-7581
                    (Registrant's Telephone Number, Including Area Code)


                                            N/A
              (Former Name or Former Address, if Changed Since Last Report)



                            Index to Exhibits appears at page 2.






             Item 5.  Other Events

             On March 28, 1996, Rentrak Corporation released a press release announcing Corporate restructuring designed to benefit Shareholders, a copy of which is attached hereto as Exhibit 1. The information contained in such press release is incorporated by reference herein in its entirety.


             Item 7.  Financial Statements and Exhibits

             (a)  The following exhibit is filed as part of this Report:

                  1.  Press Release Issued March 28, 1996







                                        SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



             April 2, 1996


                                             RENTRAK CORPORATION

                                             /s/ F. Kim Cox

                                             By:

                                             Name:    F. Kim Cox
                                             Title:   Executive Vice
                                                      President and Secretary